Earnings per share	12 Months Ended
Dec. 31, 2018
Earnings Per Share [Abstract]
Earnings per share
Earnings per share

The Company is required to present basic earnings per share and diluted earnings per share in accordance with ASC 260. Earnings per share are based on the weighted average number of shares outstanding during the period after consideration of the dilutive effect, if any, for common stock equivalents, including stock options and restricted share units. Basic earnings per common share are computed by dividing net income available to common shareholders by the weighted average number of shares of common stock outstanding during the period. Diluted earnings per common share are computed by dividing net income by the weighted average number of shares of common stock outstanding and dilutive securities outstanding during the period under the treasury method.

The following table sets forth the computation of basic and diluted net income per common share attributable to Arcos Dorados Holdings Inc. for all years presented:

	For the fiscal years ended December 31,
	2018	2017	2016
Net income attributable to Arcos Dorados Holdings Inc. available to common shareholders	$36,847	$129,166	$78,810
Weighted-average number of common shares outstanding - Basic	209,136,832	210,935,685	210,646,955
Incremental shares from assumed exercise of stock options (i)	—	—	—
Incremental shares from vesting of restricted share units	983,634	1,060,726	377,653
Weighted-average number of common shares outstanding - Diluted	210,120,466	211,996,411	211,024,608

Basic net income per common share attributable to Arcos Dorados Holdings Inc.	$0.18	$0.61	$0.37
Diluted net income per common share attributable to Arcos Dorados Holdings Inc.	$0.18	$0.61	$0.37

(i)
Options to purchase shares of common stock were outstanding during fiscal years 2018, 2017 and 2016. See Note 17 for details. These options were not included in the computation of diluted earnings per share because their inclusion would have been anti-dilutive.